SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant toss.240.14a-12

                            COLONY RIH HOLDINGS, INC.

                  RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5)  Total fee paid:
--------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                            COLONY RIH HOLDINGS, INC.
                  RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

                                 1133 BOARDWALK
                         ATLANTIC CITY, NEW JERSEY 08401
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2002
                                ----------------

     The Annual Meeting of Shareholders (the "Annual Meeting") of Colony RIH, Holdings, Inc., a Delaware corporation ("CRH"), and Resorts International Hotel and Casino, Inc., a Delaware corporation ("RIHC," together with CRH, the "Company"), will be held at 10:00 a.m., Eastern time, on Thursday, May 2, 2002, at the Company's principal executive offices located at 1133 Boardwalk, Atlantic City, New Jersey 08401, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

          1. To elect two directors for a one-year term until the 2003 Annual Meeting or until their successors are duly elected and qualified;

          2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 22, 2002, are entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the Company's corporate headquarters at the address listed above.

     All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to be present, please sign, date and return the enclosed Proxy Card in the enclosed pre-addressed envelope as soon as possible. No postage is required if mailed from within the United States. Shareholders who sign and return a Proxy Card may nevertheless attend the Annual Meeting, revoke their Proxy, and vote their shares in person.

                                        By Order of the Board of Directors

                                        /s/ Thomas J. Barrack, Jr.
                                        ------------------------------
                                        Thomas J. Barrack, Jr.
                                        Director, President and Treasurer
Atlantic City, New Jersey
April 18, 2002

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION...................................................................3

     Procedural Matters........................................................3

PROPOSAL ONE:  ELECTION OF DIRECTORS...........................................5

     Board of Directors........................................................5
     Election of Directors.....................................................6
     Experience of Directors...................................................6
     Committees of the Board and Board Meetings................................7
     Director Compensation.....................................................7

MANAGEMENT.....................................................................8

     CRH Executive Officers....................................................8
     RIHC Executive Officers...................................................8
     RIH Executive Officers....................................................8
     Executive Officer Compensation...........................................11
     Option Grants in Fiscal Year Ended December 31, 2001.....................12
     Aggregated Option Exercises and Option Value as of December 31, 2001.....13
     Employment Agreements....................................................13
     Executive Compensation Report............................................17
     Insider Participation in Compensation Decisions..........................19

PERFORMANCE GRAPH.............................................................20


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................20


BENEFICIAL OWNERSHIP OF EQUITY SECURITIES.....................................23


PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS..................................25


SHAREHOLDER PROPOSALS.........................................................26


OTHER MATTERS.................................................................26

     Expenses of Solicitation.................................................26
     Section 16(a) Beneficial Ownership Reporting Compliance..................27
     Miscellaneous............................................................27
     Form 10-K................................................................28

                            COLONY RIH HOLDINGS, INC.
                  RESORTS INTERNATIONAL HOTEL AND CASINO, INC.
                                 1133 BOARDWALK
                         ATLANTIC CITY, NEW JERSEY 08401

                                 PROXY STATEMENT

                                  INTRODUCTION

     The enclosed Proxy is solicited by the Boards of Directors (collectively, the "Board") of Colony RIH Holdings, Inc., a Delaware corporation ("CRH"), and Resorts International Hotel and Casino, Inc., a Delaware corporation ("RIHC," together the "Company"), for use at their Annual Meeting of Shareholders scheduled to be held at 10:00 a.m., Eastern time, on Thursday, May 2, 2002, or at any postponements or adjournments thereof (the "Annual Meeting"), at the Company's principal executive office located at 1133 Boardwalk, Atlantic City, New Jersey 08401. The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The date of the mailing of this Proxy Statement and accompanying Proxy is on or about April 18, 2002.

Procedural Matters
------------------

     Shareholders of record at the close of business on March 22, 2002, are entitled to notice of and to vote at the Annual Meeting. At the record date, 38,295 shares of voting class A common stock, par value $.01 per share (the "Class A Common"), of CRH were issued and outstanding and held by two shareholders of record. In addition, 100 shares of common stock, par value $.01 per share (the "RIHC Common," together with the Class A Common the "Common Stock"), of RIHC were issued and outstanding and held by a sole shareholder of record. Shareholders of the Common Stock are entitled to one vote per share on all matters voted upon at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on May 2, 2002 will constitute a quorum. If the accompanying Proxy Card is properly signed and timely returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein.

     Unless contrary instructions are given, the persons designated as proxy holders on the accompanying Proxy Card will vote: (i) FOR the Boards' nominees for director; (ii) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2002; and (iii) if any other matters properly come before the Annual Meeting in accordance with their best judgment on such matters. Each such proxy granted may be revoked by the shareholder(s) at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed Proxy Card bearing a later date or by voting in person at the Annual Meeting. The powers of the proxy holder with respect to a particular proxy will be suspended if the person executing that proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy. Shareholders have no dissenters' rights of appraisal in connection with any matter being presented at the Annual Meeting.

     Directors of CRH will be elected by a majority of the votes cast by the shares of Class A Common stock represented in person or by proxy at the Annual Meeting. Directors of RIHC will be elected by a majority of the votes cast by the shares of RIHC Common stock represented in person or by proxy at the Annual Meeting. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

     Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

     A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors, the ratification of the appointment of independent auditors, and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

     In order for a shareholder proposal to be considered for inclusion in the Company's proxy statement for next year's annual meeting, the written proposal must be received by the Secretary of the Company at the Company's principal executive office by December 19, 2002; provided, however, that in the event the date of the annual meeting for the Company's shareholders is changed by more than 30 days from such anniversary date then the proposal must be submitted in a reasonable time before the Company begins to print and mail its proxy materials. Such proposals also will need to comply with the Securities and Exchange Commission's regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In the case of CRH shareholders, to be timely, a shareholder's notice must be delivered to, or mailed and received by, the Secretary of CRH at the Company's principal executive office not less than 35 days before the meeting; provided, that in the event less than 45 days notice or public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than five days following the day on which such notice of the date of the meeting was mailed or such disclosure was made and shall contain such information as required under CRH's by-laws. In the case of RIHC shareholders, to be timely, a shareholder's notice must be delivered to, or mailed and received by, the Secretary of RIHC at the Company's principal executive office not less than 45 days before the date on which RIHC first mailed its proxy materials for the prior year's meeting; provided, that in the event the date of the meeting has changed more than 30 days from the prior year, notice by the shareholder to be timely must be received a reasonable time before RIHC mails its proxy materials for the current year. You may contact the Secretary of CRH or RIHC, as the case may be, at our headquarters for a copy of the relevant by-law provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

Board of Directors
------------------

     The Boards of Directors of CRH and RIHC currently consist of two directors who are elected annually and serve for one year terms. Each member of the Board holds office for the term for which he or she was elected and until his or her successor shall have been duly elected and qualified. The current directors' terms expire at the Annual Meeting, or when their successors have been duly elected and qualified.

     CRH Directors. The current directors of CRH and the executive offices they hold are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------
Thomas J. Barrack, Jr.      54             President and Treasurer; Director
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice President and Secretary;
                                           Director
--------------------------- -------------- -------------------------------------

     RIHC Directors. The current directors of RIHC, the wholly owned subsidiary of CRH, and the executive offices they hold are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------
Thomas J. Barrack, Jr.      54             President and Treasurer; Director
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice President and Secretary;
                                           Director
--------------------------- -------------- -------------------------------------

     RIH Directors. The current directors of Resorts International Hotel, Inc., a New Jersey corporation ("RIH"), the wholly owned subsidiary of RIHC, and the executive offices they hold are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------

--------------------------- -------------- -------------------------------------
Thomas J. Barrack, Jr.      54             President and Treasurer; Director
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice President and Secretary;
                                           Director
--------------------------- -------------- -------------------------------------
Robert L. Clifford          77             Director
--------------------------- -------------- -------------------------------------

Election of Directors
---------------------

     Mr. Barrack and Mr. Ribis have been nominated for election at the Annual Meeting by the Board to serve as both CRH and RIHC directors and have informed the Company that they will serve if elected.

     Directors will be elected by a majority of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The accompanying proxy, unless otherwise specified, will be voted "FOR" the election of Mr. Barrack and Mr. Ribis as directors. If either Mr. Barrack or Mr. Ribis should become unavailable, which is not now anticipated, the proxy will be voted for the election of such other person as the respective Board of Directors may select to replace such nominee, unless such Board of Directors instead reduces its number of directors.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THOMAS J. BARRACK, JR. AND NICHOLAS L. RIBIS AS DIRECTORS FOR CRH AND RIHC TO SERVE UNTIL THE 2003 ANNUAL MEETING OF SHAREHOLDERS.

Experience of Directors
-----------------------

     THOMAS J. BARRACK, JR. serves as our and RIH's director. He has held this position with us and RIH since October 2000 and April 2001, respectively, excluding the period from June 13, 2001 to August 22, 2001 when he did not serve as director of RIH. He also serves as our President and Treasurer. He has held these positions with us since October 2000. Mr. Barrack also serves as director, President and Treasurer of CRH. He has held these positions with CRH since March 2001. Mr. Barrack is also the sole member of Colony RIH Voteco, LLC. Mr. Barrack serves as director of Continental Airlines, Inc., Public Stroage, Inc. and Kennedy-Wilson, Inc., all publicly traded companies, and First Republic Bank, a private company. Mr. Barrack has served as Chairman and Chief Executive Officer of each of Colony Capital, LLC and Colony Advisors, LLC since 1992 and 1991, respectively. Colony Capital, LLC and Colony Advisors, LLC are international real estate investment and management firms.

     NICHOLAS L. RIBIS serves as director of CRH, RIHC and RIH. He also serves as Vice President and Secretary of CRH and RIHC and Vice Chairman of RIH. He has held these positions with CRH, RIHC and RIH since March 2001, October 2000 and April 2001, respectively. Mr. Ribis served as President, Chief Executive Officer and director of Trump

Hotels and Casino Resorts from 1995 to 2000. Trump Hotels and Casino Resorts engages in investments in real estate and gaming facilities. From January 1993 to January 1995, Mr. Ribis was Chairman of the Casino Association of New Jersey, and has served for seven years on the board of trustees of the Casino Reinvestment Development Authority (the "CRDA").

     ROBERT L. CLIFFORD serves as director and sole member of the audit committee of RIH. He has held these positions since October 16, 2001. Mr. Clifford has served and continues to serve as counsel to McElroy, Deutsch & Mulvaney since January 1995. Mr. Clifford served on the New Jersey Supreme Court from 1973 until his retirement in 1994. Mr. Clifford served as director of the Bank of the Somerset Hills from January 1998 to August 2000.

Committees of the Board and Board Meetings
------------------------------------------

     Neither the Board of Directors of CRH or RIHC have a standing audit, nominating or compensation committee.

     During fiscal year 2001, the Board did not hold any meetings and only acted by unanimous consent.

Director Compensation
---------------------

     As director of RIH, Mr. Clifford is entitled to an annual retainer fee of $25,000. Mr. Clifford is also entitled to a fee of $2,000 per board meeting which he attends and $350 per hour for other services as may be requested from time to time by RIH.

                                   MANAGEMENT

CRH Executive Officers
----------------------

     The executive officers of CRH are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------
Thomas J. Barrack, Jr.      54             President and Treasurer; Director
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice President and Secretary;
                                           Director
--------------------------- -------------- -------------------------------------
Joseph A. D'Amato           54             Vice President
--------------------------- -------------- -------------------------------------

RIHC Executive Officers
-----------------------

     The executive officers of RIHC are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------
Thomas J. Barrack, Jr.      54             President and Treasurer; Director
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice President and Secretary;
                                           Director
--------------------------- -------------- -------------------------------------
Joseph A. D'Amato           54             Vice President
--------------------------- -------------- -------------------------------------

RIH Executive Officers
----------------------

     The executive officers of RIH are as follows:

--------------------------- -------------- -------------------------------------
Name                        Age            Position
--------------------------- -------------- -------------------------------------
Nicholas L. Ribis           56             Vice Chairman
--------------------------- -------------- -------------------------------------
Audrey Oswell               44             Chief Operating Officer, President
                                           and Treasurer
--------------------------- -------------- -------------------------------------
Joseph A. D'Amato           54             Chief Financial Officer, Senior Vice
                                           President of Finance and Secretary
--------------------------- -------------- -------------------------------------

--------------------------- -------------- -------------------------------------
Nicholas R. Amato           61             Senior Vice President and General
                                           Counsel
--------------------------- -------------- -------------------------------------
Alan J. Rivin               48             Senior Vice President-Hotel
                                           Operations
--------------------------- -------------- -------------------------------------
Rosalind Krause             40             Senior Vice President-Casino
                                           Operations
--------------------------- -------------- -------------------------------------
John A. Pasqualoni          55             Senior Vice Present-Slot Operations
--------------------------- -------------- -------------------------------------
Joseph P. Weis              47             Vice President Financial
                                           Information/CIO
--------------------------- -------------- -------------------------------------

     For information pertaining to the experience and background of Thomas J. Barrack, Jr. and Nicholas L. Ribis, see "Election of Directors--Experience of Directors."

     AUDREY OSWELL was appointed President and Chief Operating Officer of RIH in February 2000 and Treasurer in April 2002. Prior to joining RIH, Ms. Oswell served as President and Chief Operating Officer of Caesars Atlantic City, from January 1999 to February 2000, which also included responsibility for the Sheraton Atlantic City Convention Center Hotel and the management of Dover Downs Slots. Ms. Oswell began her career in the Finance Department of Caesars Atlantic City in 1979, holding various positions in the Finance and Marketing Departments, including Senior Vice President/Marketing and Executive Vice President/General Manager before being appointed President and Chief Operating Officer. Ms. Oswell holds a Masters of Business Administration degree in Marketing from Drexel University and a Bachelor of Arts degree from Temple University.

     JOSEPH A. D'AMATO serves as Vice President for both CRH and RIHC and as the Chief Financial Officer, Senior Vice President of Finance and Secretary of RIH. He has held these positions with CRH, RIHC and RIH since March 2001, October 2000 and August 2000, respectively. Prior to August 2000, Mr. D'Amato served as the acting Chief Operating Officer, from May 2000 until August 2000, and Chief Financial Officer, from November 1999 until August 2000, of Trump Marina. Mr. D'Amato also served as the Chief Operating Officer, from July 1997 until November 1999, and Chief Financial Officer, from April 1997 until July 1997, of Trump Indiana Inc. From January 1997 until March 1997, Mr. D'Amato served as Vice President of the Atlantic City Hilton. Mr. D'Amato is a certified public accountant in New Jersey and Pennsylvania.

     NICHOLAS R. AMATO serves as Senior Vice President and General Counsel of RIH. He has held these positions since April 2001. From January 1999 until April 2001, Mr. Amato served as the Senior Vice President of Development at Trump Hotels and Casino Resorts. From December 1994 to December 1996, Mr. Amato was the President of the Casino Association of New Jersey. From November 1991 to November 1994, Mr. Amato was the Executive Director of the CRDA.

     ALAN J. RIVIN serves as Senior Vice President-Hotel Operations of RIH. He has held this position since March 2000. In this capacity, Mr. Rivin has responsibility for all aspects of hotel operations, including food and beverage, front office, facilities, security, housekeeping and the health spa. In addition, the retail operations and valet parking divisions report directly to Mr. Rivin. From January 1998 to March 2000, Mr. Rivin served as Vice President Hotel/Food and Beverage Operations at Caesars Atlantic City. Mr. Rivin joined Caesars Atlantic City in February 1979 as Assistant Food and Beverage Director. Over the next 21 years, he held increasingly responsible positions including Food and Beverage Director, Assistant Vice President of Food and Beverage and Vice President Hotel Operations until he was named Vice President Hotel/Food & Beverage Operations in 1998.

     ROSALIND KRAUSE serves as Senior Vice President-Casino Operations of RIH. She has held this position since July 2001. From March 2000 to July 2001, Ms. Krause was Vice President Casino Operations/Marketing of RIH. From April 1988 to March 2000, Ms. Krause was employed at Caesars Atlantic City as the Vice President of Casino Operations/ Marketing Services. In 1988, Ms. Krause joined Caesars' Atlantic City as a Table Game Pit Manager. During the next 12 years, Ms. Krause held numerous management positions, including Director of VIP Services, Assistant Vice President of Casino Marketing and Vice President Casino Services.

     JOHN A. PASQUALONI serves as Senior Vice President of Slot Operations of RIH. He has held this position since October 2000 after serving as a consultant for several months. In this capacity, Mr. Pasqualoni has responsibility for floor layout design, machine percentaging, product marketing, guest services and training all department personnel. From March 1998 until June 1999, Mr. Pasqualoni serviced as a principal at Top Gun Gaming, a table game and slot machine development company. From September 1994 until March 1998, Mr. Pasqualoni served as the Vice President of Casino Marketing and Slot Operations at Foxwood's Resort Casino. Mr. Pasqualoni served as the Executive Vice President of Slot Operations, from March 1989 until January 1993, at the Trump Plaza Hotel Casino.

     JOSEPH P. WEIS serves as the Vice President Financial Administration/CIO of RIH. He has held this position since November 2000. From June to November 2000, Mr. Weis was the Vice President of Information Technology of RIH. Prior to joining RIH, Mr. Weis spent sixteen years with the Caesars World organization, serving most recently as Vice President of Finance and Information Systems for Caesars Atlantic City. In addition, Mr. Weis served as acting Chief Financial Officer for Caesars Atlantic City's transition to Park Place Entertainment. Mr. Weis has also held the positions of Chief Information Officer and Special Projects Director at Caesars Atlantic City and Director of Internal Audit for Caesars World, Inc. Mr. Weis is a certified public accountant in New Jersey.

     Executive officers of the Company and RIH are elected annually and serve at the discretion of the respective Boards of Directors. There are no family relationships between or among any of the Company's and RIH's directors or executive officers.

Executive Officer Compensation
------------------------------

     CRH and RIHC currently pay no compensation to any of their executive officers.

     The following table presents certain summary information concerning compensation paid or accrued for services rendered in all capacities for the two fiscal years ended December 31, 2001 and 2000, to the Vice Chairman of RIH and each of the four other most highly compensated executive officers of RIH, including stock options granted in CRH's class A common stock, par value $.01 per share (the "Class A Common"), and class B common stock, par value $.01 per share (the "Class B Common," collectively, the "CRH Common Stock").


                                              Summary Compensation Table
                                          Annual Compensation          Long Term Compensation Awards
                                    -------------------------------    -------------------------------

                                                                                Securities
                                                                                Underlying
                                                                                Options (#)
                                                                       -------------------------------

                                                                                                         All Other
                                              Salary        Bonus         Class A        Class B       Compensation
Name and Principal Position         Year        ($)          ($)       Common Stock    Common Stock        ($)
---------------------------------   ----    ---------    ----------    ------------    ------------   --------------
Nicholas L. Ribis................   2001    $  39,928    $  300,000        1,105          22,368      $460,126.90(1)
   Vice Chairman                    2000           --            --           --              --                  --

Audrey Oswell....................   2001      600,018       300,000          205           4,153       605,484.96(2)
   President, Chief Operating       2000      496,168        75,000           --              --           796.80(3)
   Officer
   and Treasurer

Joseph A. D'Amato................   2001      220,779        75,000          171           3,459         4,475.38(4)
   Senior Vice President of         2000       70,292        30,080           --              --            80.88(5)
   Finance, Chief Financial
   Officer and Secretary

Nicholas R. Amato................   2001      126,931        65,000           77           1,556        43,125.22(6)
   Senior Vice President and        2000           --            --           --              --                  --
   General Counsel

Alan J. Rivin....................   2001      202,322        65,000           77           1,556        54,038.01(7)
   Senior Vice President-Hotel      2000      161,549        30,000           --              --           392.83(8)
   Operations

------------

(1)  Consists of $460,000 in consulting fees and a one time transaction bonus and $126.90 in life insurance premiums.

(2)  Consists of a $600,000 retention bonus paid by Sun International North America, Inc., $3,400 in matching contributions to Ms. Oswell's 401K plan and $2,084.96 in life insurance premiums.

(3)  Consists of life insurance premiums.

(4)  Consists of $3,400 in matching contributions to Mr. D'Amato's 401K plan and $1,075 in life insurance premiums.

(5)  Consists of life insurance premiums.

(6)  Consists of $42,094 in reimbursement of relocation and living expenses and $1,031.22 in life insurance premiums.


                                      -11-



(7)  Consists of a $50,000 retention bonus paid by Sun International North America, Inc., $3,400 in matching contributions to Mr. Rivin's 401K plan and $638.01 in life insurance premiums.

(8)  Consists of $76.93 in matching contributions to Mr. Rivin's 401K plan and $315.90 in life insurance premiums.

Option Grants in Fiscal Year Ended December 31, 2001
----------------------------------------------------

     The following table sets forth summary information concerning individual grants of stock options in CRH Common Stock made during the fiscal year ended December 31, 2001, to each of the executive officers named in the Summary Compensation Table.

                                                          INDIVIDUAL GRANTS

                                                                                                        Potential Realizable Value
                     Number of Securities     Percentage of Total                                       at Assumed Annual Rates of
                      Underlying Options       Options Granted to       Exercise Price                   Stock Price Appreciation
                        Granted (#)(5)      Employees in Fiscal Year     ($/Share)(5)                         for Option Term
                     --------------------   ------------------------  ------------------                --------------------------
                      Class A    Class B     Class A       Class B    Class A    Class B   Expiration
         Name          Common     Common      Common        Common     Common     Common      Date         5% ($)        10% ($)
-------------------  ---------  ---------   ---------     ----------  --------  --------   ----------   -----------   -----------
Nicholas L. Ribis (1)    830     16,778        46.4         46.4     $ 0.0475   $ 100.00   04/24/2011    $1,055,184   $2,674,044
                         275      5,590        15.4         15.4       0.0475     100.00   04/24/2011       351,560      890,923
Audrey Oswell (2)        205      4,153        11.5         11.5       0.0475     100.00   09/30/2011       261,186      661,897
Joseph A. D'Amato (3)    171      3,459         9.6          9.6       0.0475     100.00   09/30/2011       217,540      551,288
Nicholas R. Amato (4)     77      1,556         4.3          4.3       0.0475     100.00   09/30/2011        97,858      247,992
Alan J. Rivin (4)         77      1,556         4.3          4.3       0.0475     100.00   09/30/2011        97,858      247,992

------------

(1)  On April 25, 2001, CRH granted Mr. Ribis an option to purchase 1,105 shares of Class A Common stock and 22,368 shares of Class
     B Common stock (collectively, the "Option Shares"), of which approximately 50% of the Option Shares vested on April 25, 2001 and approximately 25% of the Option Shares vest on each of April 25, 2002, 2003, 2004, 2005 and 2006. In addition, approximately 25% of the Option Shares vest on each of April 25, 2002, 2003, 2004, 2005 and 2006 provided CRH achieves the applicable performance targets established by CRH's Board of Directors for that fiscal year.

(2)  On October 1, 2001, CRH granted Ms. Oswell an option to purchase 205 shares of Class A Common stock and 4,153 shares of Class B
     Common stock (collectively, the "Option Shares"), of which approximately 20% of the Option Shares vested on December 31, 2001 and approximately 20% of the Option Shares vest on each of December 31, 2002, 2003, 2004, and 2005 provided CRH achieves the applicable performance targets established by CRH's Board of Directors for that fiscal year. Notwithstanding the foregoing, in the event the CRH fails to meet the applicable performance target for any fiscal year (a "Shortfall Year"), but it achieves more than 100% of its applicable performance target for the fiscal year immediately following the Shortfall Year and the excess is at least the amount of the shortfall in the Shortfall Year, then the Option Shares that would have vested in the Shortfall
     Year if the performance target had been satisfied shall vest retroactively as if the performance targets in the Shortfall Year had been satisfied.

(3)  On October 1, 2001, CRH granted Mr. D'Amato an option to purchase 171 shares of Class A Common stock and 3,459 shares of Class
     B Common stock (collectively, the "Option Shares"), of which approximately 20% of the Option Shares vested on December 31, 2001 and approximately 20% of the Option Shares vest on each of December 31, 2002, 2003, 2004, and 2005 provided CRH achieves the applicable performance targets established by CRH's Board of Directors for that fiscal year. Notwithstanding the foregoing, in the event the CRH fails to meet the applicable performance target for any fiscal year (a "Shortfall Year"), but it achieves more than 100% of its applicable performance target for the fiscal year immediately following the Shortfall Year and the excess is at least the amount of the shortfall in the Shortfall Year, then the Option Shares that would have vested in the Shortfall
     Year if the performance


                                                                -12-



     target had been satisfied shall vest retroactively as if the performance targets in the Shortfall Year had been satisfied.

(4)  On October 1, 2001, CRH granted Mr. Amato and Mr. Rivin options to purchase 77 shares of Class A Common stock and 1,556 shares of Class B Common stock (collectively, the "Option Shares"), of which approximately 20% of the Option Shares vested on December
     31, 2001 and approximately 20% of the Option Shares vest on each of December 31, 2002, 2003, 2004, and 2005 provided CRH achieves the applicable performance targets established by CRH's Board of Directors for that fiscal year. Notwithstanding the foregoing, in the event the CRH fails to meet the applicable performance target for any fiscal year (a "Shortfall Year"), but it achieves more than 100% of its applicable performance target for the fiscal year immediately following the Shortfall Year and the excess is at least the amount of the shortfall in the Shortfall Year, then the Option Shares that would have vested in the Shortfall Year if the performance target had been satisfied shall vest retroactively as if the performance targets in the
     Shortfall Year had been satisfied.

(5)  In the event of any merger, reorganization, consolidation, recapitalization, a sale of substantially all of CRH's assets or other change in corporate structure by reason of any stock dividend, stock split, reverse stock split or other change affecting the Class A Common or Class B Common stock (including any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the plan) an equitable substitution or proportionate adjustment shall be made in the kind, number, and option price of the shares of Class A Common or
     Class B Common stock.

Aggregated Option Exercises and Option Value as of December 31, 2001
--------------------------------------------------------------------

     The following table sets forth information regarding the value of the unexercised options in CRH Common Stock held by each of the executive officers named in the Summary Compensation Table as of December 31, 2001, based on the market value of CRH Common Stock on that date.

------------------- ---------------- ---------------- -------------------------------------- ---------------------------------------
                                                        Number of Securities of Underlying      Value of Unexercised In-the-Money
                                                        Unexercised Options at Fiscal Year      Options at Fiscal Year End ($)(1)
                                                                     End (#)
------------------- ---------------- ---------------- ------------------- ------------------ -------------------- ------------------
                    Shares Acquired   Value Realized     Exercisable        Unexercisable        Exercisable        Unexercisable
                      on Exercise
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Name                Class A  Class B Class A  Class B Class A   Class B   Class A   Class B  Class A    Class B   Class A   Class B
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Nicholas L. Ribis     --       --      --       --        555     11,188      550     11,180       --   $111,880      $29   $111,800
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Audrey Oswell         --       --      --       --         41        831      164      3,322       --     $8,310       $9    $33,220
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Joseph A. D'Amato     --       --      --       --         34        692      137      2,767       --     $6,920       $7    $27,670
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Nicholas R. Amato     --       --      --       --         15        311       62      1,245       --     $3,110       $3    $12,450
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------
Alan J. Rivin         --       --      --       --         15        311       62      1,245       --     $3,110       $3    $12,450
------------------- -------- ------- -------- ------- -------- ---------- -------- --------- --------- ---------- -------- ---------

------------

(1)  Based upon stock valuations of $0.0523 per share of Class A Common stock and $110 per share of Class B Common stock on December
     31, 2001.

Employment Agreements
---------------------

     RIH entered into an employment agreement with Audrey Oswell on October 1, 2001. Ms. Oswell is currently serving as RIH's Chief Operating Officer, President and Treasurer. The current term of this agreement expires on October 1, 2004, and shall automatically renew for one year terms unless terminated by either party. RIH currently pays Ms. Oswell an annual base salary of $600,000. Ms. Oswell is eligible to receive an annual bonus of 50% of her annual base salary in the event that RIH achieves annual budget and other business plan targets determined by the Board of Directors. The agreement provides for a guaranteed annual bonus of $300,000 in 2001. Under this agreement, Ms. Oswell is entitled to a monthly automobile allowance of $2,000 and RIH will pay all insurance premiums on such automobile. The following termination benefits are provided by this agreement:

     o if Ms. Oswell is terminated for "Cause," as defined in the agreement, she will receive no additional compensation or termination benefits other than accrued and unpaid base salary, accrued and unused vacation pay and any other benefits to which she is entitled to under any applicable employee benefit plan or program or by reason of applicable law;

     o if Ms. Oswell is terminated "Without Cause," as defined in the agreement, she will receive "Accrued Benefits," as defined in the agreement, a lump sum payment equal to the lesser of 18 months of her base salary or an amount equal to her base salary for the remainder of the unexpired term, provided such amount is not less than six months of her base salary, her medical and dental benefits until she is enrolled in the medical plans of her new employer or the term of the agreement expires and a prorated portion of her annual bonus subject to restrictions;

     o if Ms. Oswell "voluntarily terminates" her employment, as defined in the agreement, or is terminated by reason of death or disability, she will receive no additional compensation or termination benefits other than accrued and unpaid base salary, accrued and unused vacation pay, Accrued Benefits and, if not for voluntary resignation, a prorated portion of her annual bonus subject to restrictions;

     o if Ms. Oswell voluntarily resigns within three months after a "Change of Control," as defined in the agreement, she will receive a lump sum payment equal to the greater of one year of her base salary or an amount equal to her base salary for the remainder of the unexpired term, but in no event exceeding 18 months of her base salary, and medical and dental benefits for 18 months; and

     o if Ms. Oswell is terminated "Without Cause" within six months after a Change of Control, she will receive a lump sum payment equal to the greater of her base salary or an amount equal to her base salary for the remainder of the 18 months' unexpired term, but in no event exceeding 24 months of her base salary, and medical and dental benefits for 18 months.

This agreement also entitles Ms. Oswell to participate in RIH's other standard benefit programs and contains customary confidentiality and competition provisions.

     RIH entered into an employment agreement with Joseph A. D'Amato on October 1, 2001. Mr. D'Amato is currently serving as RIH's Senior Vice President, Chief Financial Officer and Secretary. The current term of this agreement expires on October 1, 2003, and shall automatically renew for one year terms unless terminated by either party. RIH currently pays Mr. D'Amato an annual base salary of $240,000. Mr. D'Amato is also eligible to participate in RIH's bonus program in the event that RIH achieves annual budget and other business plan targets determined by the Board of Directors. The following termination benefits are provided by this agreement:

     o if Mr. D'Amato is terminated for "Cause," as defined in the agreement, he will receive no additional compensation or termination benefits other than accrued but unpaid base salary, accrued and unused vacation pay and any other "Accrued Benefits," as defined in the agreement;

     o if Mr. D'Amato is terminated other than for "Cause," he will receive a lump sum payment equal to six months of his base salary, Accrued Benefits and medical benefits for the lesser of the period of time for which he is not enrolled in a subsequent employer's medical benefits plan or six months from the date of his termination; provided, however, that if such termination occurs within six months after a "Change in Control," as defined in the agreement, Mr. D'Amato will receive a lump sum payment equal to the greater of six months' base salary or base salary for the remainder of the unexpired term, but in no event exceeding 12 months' base salary; and

     o if Mr. D'Amato voluntarily resigns or is terminated by reason of death or disability, he will receive Accrued Benefits.

This agreement also entitles Mr. D'Amato to participate in RIH's other standard benefit programs and contains customary confidentiality and competition provisions.

     RIH entered into an employment agreement with Nicholas R. Amato on October 1, 2001. Mr. Amato is currently serving as RIH's Senior Vice President and General Counsel. The current term of this agreement expires on October 1, 2003, and shall automatically renew for one year terms unless terminated by either party. RIH currently pays Mr. Amato an annual base salary of $200,000. Mr. Amato is also eligible to participate in RIH's bonus program in the event that RIH achieves annual budget and other business plan targets determined by the Board of Directors. This agreement also entitles Mr. Amato to participate in RIH's other standard benefit programs and contains customary confidentiality and competition provisions.

     RIH entered into an employment agreement with Alan J. Rivin on October 1, 2001. Mr. Rivin is currently serving as RIH's Senior Vice President-Hotel Operations. The current term of this agreement expires on October 1, 2003, and shall automatically renew for one year terms unless terminated by either party. RIH currently pays Mr. Rivin an annual base salary of $210,000. Mr. Rivin is eligible to participate in RIH's bonus program in the event that RIH achieves annual budget and other business plan targets determined by the Board of Directors.

This agreement also entitles Mr. Rivin to participate in RIH's other standard benefit programs and contains customary confidentiality and competition provisions.

     The following termination benefits are provided to Mr. Amato and Mr. Rivin pursuant to their employment agreements:

     o if the employee is terminated for "Cause," as defined in the agreement, the employee will receive no additional compensation or termination benefits other than accrued but unpaid base salary, accrued and unused vacation pay and any other "Accrued Benefits," as defined in the agreement;

     o if the employee is terminated other than for "Cause," the employee will receive a lump sum payment equal to six months of the employee's base salary, Accrued Benefits and medical benefits for the lesser of the period of time for which the employee is not enrolled in a subsequent employer's medical benefits plan or six months from the date of the employee's termination;

     o if the employee voluntarily resigns or is terminated by reason of death or disability, the employee will receive Accrued Benefits.

     Options were awarded in 2001 to Ms. Oswell, Mr. D'Amato, Mr. Amato and Mr. Rivin.

     Vice Chairman's Agreement
     -------------------------

     CRH and RIHC entered into a Vice Chairman Agreement with Nicholas L. Ribis on April 25, 2001, as amended. Mr. Ribis is currently serving as a director of CRH, RIHC and RIH. The current term of this agreement expires on April 25, 2006. RIHC currently pays Mr. Ribis annual consulting fees of $240,000 and an annual base salary of $60,000. Mr. Ribis is entitled to an annual bonus based upon achievement of RIHC's annual budget and business plan targets to be determined by RIHC's Board of Directors. The annual budget and business plan targets have not yet been formally approved by RIHC's Board of Directors. The agreement provides for a minimum guaranteed annual bonus of $300,000 in 2001. Mr. Ribis received a one-time transaction bonus payment of $300,000 during the second quarter of 2001. Under this agreement, CRH agreed to grant Mr. Ribis an option to purchase 1,105 shares of Class A Common stock at a price of $0.0475 per share and 22,368 shares of its Class B Common stock at $100 per share, of which 555 shares of Class A Common stock and 11,188 shares of Class B Common stock vested on April 25, 2001 and 55 shares of Class A Common stock and 1,118 shares of Class B Common stock vest on each of April 25, 2002, 2003, 2004, 2005 and 2006. Additionally, 55 shares of Class A Common stock and 1,118 shares of Class B Common stock vest on each of April 25, 2002, 2003, 2004, 2005 and 2006, subject to CRH satisfying the performance targets established for Mr. Ribis' annual bonus. Upon termination of this agreement under certain circumstances, CRH shall have the right to purchase and Mr. Ribis shall have the right to sell, any shares of capital stock of CRH held by Mr. Ribis. RIHC has also agreed to pay Mr. Ribis' reasonable business expenses. The agreement also contains customary confidentiality and competition provisions.

     The agreement includes the following termination benefits:

     o If Mr. Ribis is terminated without "cause," as defined in the agreement, dies or becomes disabled or Mr. Ribis terminates his services for "good reason," as defined in the agreement, he will be entitled to receive his salary for a period of 12 months following the date of termination and the portion of his annual bonus accrued in the year of termination. The options that would vest in the two-year period following the date of termination shall immediately vest and shall be exercisable for a period of 90 days following the date of termination.

     o If Mr. Ribis is terminated for "cause," as defined in the agreement or Mr. Ribis terminates his services "without good reason," he will receive no additional compensation and all outstanding but unexercised options shall be cancelled.

     The options issued to Mr. Ribis will be accounted for under the fair value method of accounting on the date the shares become vested and will be reflected as compensation expense over the life of the agreement. Further, the common shares purchased by Mr. Ribis will be classified separately from shareholders' equity as "Redeemable common stock" in the balance sheet of RIHC to reflect the rights granted Mr. Ribis to require RIHC to repurchase his shares upon termination of the agreement under certain circumstances.

                          Executive Compensation Report

     For fiscal year 2001, the Board of Directors of CRH (for purposes of this Report, the "Board") participated in the deliberations concerning executive compensation. Until such time that a Compensation Committee is formed, the Board will continue to be responsible for compensation decisions in future years. Set forth below is a description of the policies and practices that the Board will implement with respect to future compensation determinations.

     Compensation Philosophy. The Company's compensation program is designed to attract and retain highly qualified executives and to encourage the achievement of business objectives and superior corporate performance. The Company's executive compensation program consists of two key elements: (1) an annual compensation component composed of base salary and bonus, and (2) a long-term compensation component composed of equity-based awards pursuant to the CRH 2001 Omnibus Stock Incentive Plan (the "Stock Incentive Plan").

     Annual Compensation. The Board will generally target annual salary and bonus levels to be competitive with other similarly sized entities in the casino entertainment industry. Base salaries will be determined by evaluating the responsibilities associated with the position being evaluated and the individual's overall level of experience. Annual salary adjustments will be determined by giving consideration to the Company's performance and the individual's contribution to that performance. Bonuses are based on the Board's assessment of the Company's performance and an individual's contribution to that performance. Company performance is measured by various quantitative and qualitative factors, including net income, the Company's performance in relation to industry performance, progress toward achievement of the Company's long-term business goals and the overall business and economic environment. The Board believes that the determination of annual salary and bonus levels is inherently subjective and must include a review of all relevant information, and therefore gives no predetermined weight to any of the factors considered. All of RIH's named executive officers are currently under employment contracts. See "--Employment Agreements." The annual salary for these individuals is set by the terms of their employment contracts.

     Long-Term Compensation. In order to align stockholder and executive officer interests, the long-term component of the Company's executive compensation program utilizes equity-based awards whose value is directly related to the value of CRH Common Stock. These equity-based awards will be granted pursuant to the Stock Incentive Plan. Individuals to whom equity-based awards are to be granted and the amount of CRH Common Stock related to equity-based awards will be determined solely at the discretion of the Compensation Committee, or the Board until such committee is formed. Because individual equity-based award levels will be based on a subjective evaluation of each individual's overall past and expected future contribution, no specific formula is used to determine such awards for any executive.

     Vice Chairman Compensation. Mr. Ribis is compensated in accordance with the terms of his employment contract. See "--Vice Chairman Agreement." Pursuant to Mr. Ribis' contract, Mr. Ribis received a 2001 annual bonus of $300,000. In addition, in 2001, Mr. Ribis received a one-time transaction bonus equal to $300,000. Mr. Ribis also received $160,000 in consulting fees.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code, as amended ("Section 162(m)") limits the tax deductibility of compensation in excess of $1.0 million paid to certain members of senior management, unless the payments are made under a performance-based plan as defined in Section 162(m). The Company's general policy is to structure its compensation programs to preserve the tax deductibility of compensation paid to its executive officers and other members of management. All compensation paid pursuant to the Stock Incentive Plan is exempt from the application of Section 162(m) pursuant to the provisions of Section 162(m). Thereafter, amendments will be made to the Stock Incentive Plan to allow for the grant of equity-based awards that will be performance-based and therefore exempt from the application of Section 162(m). While the Company currently intends to pursue a strategy of maximizing deductibility of senior management compensation, it also believes it is important to maintain the flexibility to take actions it considers to be in the best interests of the Company and its stockholders, which may be based on considerations in addition to Section 162(m).

                                        Respectfully submitted,

                                        The Board of Directors of Colony
                                        RIH Holdings, Inc.
                                                 Thomas J. Barrack, Jr.
                                                 Nicholas L. Ribis

Insider Participation in Compensation Decisions
-----------------------------------------------

     The Board of Directors of CRH, which determines compensation for CRH, RIHC and RIH, is comprised of Thomas J. Barrack, Jr. and Nicholas L. Ribis. Mr. Barrack acts as President and Treasurer of CRH and RIHC. Mr. Ribis acts as Vice President and Secretary of CRH and RIHC and Vice Chairman of RIH.

                                PERFORMANCE GRAPH

     A performance graph was not included as there is no public market for the Common Stock. CRH has only three shareholders of record and is the sole shareholder of RIHC. Neither CRH nor RIHC has paid dividends on their respective shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transfer Restriction Agreement
------------------------------

     Shares of CRH's Class A Common stock held by Colony RIH Voteco, LLC ("Voteco"), a beneficial owner of more than 5% of the outstanding Class A Common stock, are subject to a Transfer Restriction Agreement, dated April 25, 2001, by and among Voteco, Mr. Barrack, a Board director and nominee and sole member of Voteco, and Colony IV, a beneficial owner of more than 5% of the outstanding Class B Common stock. The Transfer Restriction Agreement provides, among other things, that:

     o Colony IV has the right to acquire shares of Class A Common stock from Voteco on each occasion that shares of Class B Common stock held by Colony IV would be transferred to a proposed purchaser who, in connection with such proposed sale, has obtained all licenses, permits, registrations, authorizations, consents, from, and has made all filings, notices or declarations required to be made with, all gaming authorities under all applicable gaming laws; and

     o Voteco will not transfer ownership of shares of Class A Common stock owned by it except pursuant to such option of Colony IV.

Colony IV required Voteco and Mr. Barrack to enter into the Transfer Restriction Agreement to restrict the ability of Voteco and Mr. Barrack, without the assent of Colony IV, to obtain personal benefit from any control premium or price appreciation associated with the shares of Class A Common stock or to transfer control of RIH to a third party. The per share exercise price of Colony IV's option under the Transfer Restriction Agreement has been set to reimburse Voteco for its original cost of acquiring shares of Class A Common stock on April 25, 2001, plus interest accruing at a rate of 6% per year on the original purchase price.

Stock Purchase Transactions
---------------------------

     On April 25, 2001, in connection with the acquisition of Resorts Atlantic City (the "Acquisition"), a casino hotel in Atlantic City, New Jersey, by RIHC, pursuant to a Purchase Agreement, dated October 30, 2000, by and between RIHC, Sun International North America, Inc. and GGRI, Inc., Mr. Ribis, a Board director and nominee, acquired 1,050 shares of Class A Common stock at a price of $0.0475 per share and 21,250 shares of Class B Common stock of CRH at a price of $100 per share for $2,125,050 in cash. Concurrently, Voteco acquired 19,950 shares of Class A Common stock at a price of $0.0475 per share for $950 in cash and Colony IV acquired 403,740 shares of Class B Common stock at a price of $100 per share for $40,374,000 in cash and 100 shares of RIHC Common stock.

     On March 22, 2002, in connection with the sale by RIHC of $180.0 million aggregate principal amount of 11 1/2% First Mortgage Notes due 2009, Mr. Ribis acquired 865 shares of Class A Common stock at a price of $0.0475 per share and 17,500 shares of Class B Common stock at a price of $100 per share for $1,750,041.09 in cash. Concurrently, Voteco acquired 16,430 shares of Class A Common stock at a price of $0.0475 per share for $780.43 in cash and Colony IV acquired 332,492 shares of Class B Common stock at a price of $100 per share for $33,249,200 in cash.

Shareholders Agreement
----------------------

     On April 25, 2001, CRH, Voteco, Colony IV and Mr. Ribis, entered into a Shareholders Agreement. Pursuant to the terms of the Shareholders Agreement, Mr. Ribis and any other future employee shareholder, or an Employee Shareholder, will be prohibited from transferring any shares of CRH's capital stock prior to the initial public offering of CRH's common stock. In the event Mr. Ribis or any Employee Shareholder proposes to transfer any shares of CRH's capital stock, CRH, then Voteco and Colony IV have a right of first offer on such transfer. In the event that Colony IV or Voteco sell their respective holdings or a substantial portion of their respective holdings of CRH's capital stock, Mr. Ribis and other Qualified Shareholders, as defined in the Shareholders Agreement, have the right to participate in the sale on the same terms.

     All holders of CRH's common stock who are party to the Shareholders Agreement have "piggyback" registration rights. If CRH registers any of its equity securities, the investors may require CRH to include all or a portion of their registrable securities in the registration and in any related underwriting. In an underwritten offering, the managing underwriter, if any, of any such offering, has the right, subject to certain conditions, to limit the number of registrable securities. In general, CRH will bear all fees, costs and expenses of any such registrations, other than underwriting discounts and commissions.

Vice Chairman's Agreement
-------------------------

     CRH and RIHC entered into a Vice Chairman Agreement with Mr. Ribis on April 25, 2001, as amended. See "Management--Employment Agreements."

Indemnification Agreement
-------------------------

     The directors and certain executive officers of CRH will enter into an Indemnification Agreement. Under the Indemnification Agreement, CRH shall indemnify to the fullest extent permitted by law, against all expenses, liability and loss reasonably incurred or suffered by the director or executive officer in connection with any action, suit or proceeding (other than an action by or in the right of CRH) in which the director or executive officer is or was a party, is threatened to be made a party to or is involved in by reason of his or her position with CRH or his or her serving at the request of CRH as an officer or director of another enterprise.

McElroy, Deutsch & Mulvaney
---------------------------

     McElroy, Deutsch & Mulvaney provides legal services to RIH. Mr. Clifford, a director of RIH, is counsel to McElroy, Deutsch & Mulvaney.

                    BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

     The table below sets forth information regarding beneficial ownership of CRH's common stock as of March 22, 2002, by:

     o each shareholder who beneficially owns more than 5% of the outstanding shares of Class A Common stock or Class B Common stock;

     o    each of CRH's, RIHC's and RIH's directors;

     o    each of CRH's, RIHC's and RIH's named executive officers; and

     o    all of the above directors and named executive officers as a group.

     Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. The number of shares outstanding used in calculating the percentage of beneficial ownership for each listed person includes the shares underlying options held by such persons that are exercisable within 60 days of March 22, 2002, but excludes shares underlying options held by any other person. Percentage of beneficial ownership is based on 38,295 shares of Class A Common stock and 774,982 shares of Class B Common stock outstanding as of March 22, 2002. Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them.

                                                Shares of Class   Shares of Class   Shares of Class   Shares of Class
                                                 A Common Stock    A Common Stock    B Common Stock    B Common Stock
                                                  Beneficially      Beneficially      Beneficially      Beneficially
                                                     Owned             Owned             Owned             Owned
                                                ---------------   ---------------   ---------------   ---------------
Names (1)                                            Number           Percent            Number           Percent
---------                                       ---------------   ---------------   ---------------   ---------------
Colony Investors IV, L.P. (2)(3)..............           --              --%           736,232               95%
Colony RIH Voteco, LLC (2)(3).................       36,380              95                 --               --
Thomas J. Barrack, Jr. (2)(4).................       36,380              95                 --               --
Nicholas L. Ribis (5).........................        2,580             6.6             52,174               6.6
Robert L. Clifford............................           --              --                 --               --
Audrey Oswell (6).............................           41               *                831                *
Joseph A. D'Amato (7).........................           34               *                692                *
Nicholas R. Amato (8).........................           15               *                311                *
Alan J. Rivin (9).............................           15               *                311                *
All directors and named named executive
officers as a group (7 persons) (4)...........       39,065             100%           790,551              100%

------------

*    Less than one percent of the outstanding shares of common stock.

(1)  Except as otherwise indicated, the address for each of CRH's, RIHC's and RIH's named executive officers and directors is 1133 Boardwalk, Atlantic City, New Jersey 08401.

(2)  The address of each of Colony Investors IV, L.P. ("Colony IV"), Mr. Barrack and Colony RIH Voteco, LLC
     ("Voteco"), is 1999 Avenue of the Stars, Suite 1200, Los Angeles, California 90067. Mr. Barrack is the sole member of Voteco.

(3)  Pursuant to the Transfer Restriction Agreement, dated April 25, 2001, Colony IV has the right to acquire such shares on each occasion that shares of Class B Common stock held by Colony IV would be transferred to a proposed purchaser who, in connection with such proposed transfer, has obtained all licenses, registrations, authorizations, consents, waivers, orders, findings of suitability or other approvals required to be obtained from, and has made all filings, notices or declarations required to be made with, all gaming authorities under all applicable gaming laws. In such event, Colony IV shall have an option to purchase from Voteco the number of shares of Class A Common stock equal to the product of the number of shares of Class A Common stock held by
     Voteco and the fraction whose numerator is the number of shares of Class B Common stock proposed to be sold by
     Colony IV in the Approved Sale, as defined in the agreement, and whose denominator is the number of shares of
     Class B Common stock held by Colony IV.


                                      -23-



(4)  Mr. Barrack is the Manager of Voteco, and thereby may be deemed to have beneficial ownership of Class A Common stock owned of record by Voteco. Mr. Barrack has disclaimed beneficial ownership of such shares of Class A Common stock.

(5)  Includes vested options to acquire 665 shares of Class A Common stock and 13,424 shares of Class B Common stock.

(6)  Includes vested options to acquire 41 shares of Class A Common stock and 831 shares of Class B Common stock

(7)  Includes vested options to acquire 34 shares of Class A Common stock and 692 shares of Class B Common stock

(8)  Includes vested options to acquire 15 shares of Class A Common stock and 311 shares of Class B Common stock

(9)  Includes vested options to acquire 15 shares of Class A Common stock and 311 shares of Class B Common stock

     RIHC is the wholly owned subsidiary of CRH. RIHC has no outstanding options or convertible securities. RIH is RIHC's wholly owned subsidiary. RIH owns and operates Resorts Atlantic City, a casino hotel in Atlantic City, New Jersey.

                  PROPOSAL TWO: INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has appointed Ernst & Young LLP, independent public accountants, as auditors of the Company, to serve for the year ending December 31, 2002, subject to the ratification of such appointment by the shareholders at the Annual Meeting. The affirmative vote of a majority of the outstanding Common Stock present in person or by proxy is required to ratify the appointment of the auditors.

     In the event the shareholders fail to ratify the appointment, the Board will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its shareholders.

     Fees billed to the Company by Ernst & Young LLP during the fiscal year ended December 31, 2001 (the "2001 Fiscal Year"):

     Audit Fees: Audit Fees billed to the Company by Ernst &Young LLP during the 2001 Fiscal Year for review of the Company's consolidated annual financial statements on Form 10-K and the financial statements included in the Company's consolidated quarterly reports on Form 10-Q totaled approximately $185,000.

     Financial Information Systems Design and Implementation Fees: There were no financial information systems design and implementation fees billed to the Company by Ernst & Young LLP during the Company's 2001 Fiscal Year.

     All Other Fees: Fees billed to the Company by Ernst & Young LLP during the Company's 2001 Fiscal Year for all other services rendered to the Company totaled approximately $196,000 including tax related services of approximately $107,000 and audit related services of approximately $89,000. Audit related services generally include fees for accounting consultations and Securities and Exchange Commission registration statements.

     Fees billed to the Company by Arthur Andersen, LLP during the 2001 Fiscal
Year:

     Audit Fees: Audit Fees billed to the Company by Arthur Andersen, LLP during the 2001 Fiscal Year for review of the Company's consolidated annual financial statements on Form 10-K and the financial statements included in the Company's consolidated quarterly reports on Form 10-Q totaled $16,000.

     Financial Information Systems Design and Implementation Fees: There were no financial information systems design and implementation fees billed to the Company by Arthur Andersen, LLP during the Company's 2001 Fiscal Year.

     All Other Fees: Fees billed to the Company by Arthur Andersen, LLP during the Company's 2001 Fiscal Year for all other non-audit services rendered to the Company totaled $15,000 for accounting consultations in connection with the filing of the registration statement of the Form 10 with the Securities and Exchange Commission.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the ratification of Ernst & Young LLP to serve as the Company's auditors for the year ending December 31, 2002. A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS.

Changes in Accountants
----------------------

     In April 2001, CRH engaged Ernst & Young LLP as its independent accountants. The decision to engage Ernst & Young LLP as CRH's independent accountants was not approved by CRH's Board of Directors. Prior to April 2001, CRH had not consulted with Ernst & Young LLP on items that involved accounting principles.

     From October 1997 to April 2001, RIH retained Arthur Andersen, LLP as its principal accountants. Arthur Andersen, LLP audited the financial statements of RIH for the years ended December 31, 1997 through 2000. The audit reports of Arthur Andersen, LLP did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope and accounting principles. RIH di d not have any disagreement with Arthur Andersen, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, with respect to the financial statements they audited, which disagreement, if not resolved to the satisfaction of Arthur Andersen, LLP would have caused Arthur Andersen, LLP to make reference to the matter of the disagreement in their reports.

                              SHAREHOLDER PROPOSALS

     Shareholders who wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting should deliver a written copy of their proposal to the Company no later than December 19, 2002. Proposals should be directed to Mr. Nicholas L. Ribis, Secretary, Colony RIH Holdings, Inc. and Resorts International Hotel and Casino, Inc., 1133 Boardwalk, Atlantic City, New Jersey 08401.

                                  OTHER MATTERS

Expenses of Solicitation
------------------------

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors, officers or other employees of the Company, personally, or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of the nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers of the Company and its directors, and persons who beneficially own more than ten percent of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on a review of the copies of reports provided to the Company by the above referenced persons, the Company believes that all of the above referenced persons complied with all filing requirements applicable to them with respect to transactions during fiscal year 2001, except for the following untimely Form 3 filings which were filed on March 21, 2002:

     o for Audrey Oswell showing her ownership of RIHC equity securities and the grant on October 1, 2001, of an option to purchase 205 shares of Class A Common stock and 4,153 shares of Class B Common stock, which options as to 41 shares of Class A Common stock and 831 shares of Class B Common stock vested on December 31, 2001;

     o for Nicholas R. Amato showing his ownership of RIHC equity securities and the grant on October 1, 2001, of an option to purchase 77 shares of Class A Common stock and 1,556 shares of Class B Common stock, which options as to 15 shares of Class A Common stock and 311 shares of Class B Common stock vested on December 31, 2001;

     o for Alan J. Rivin showing his ownership of RIHC equity securities and the grant on October 1, 2001, of an option to purchase 77 shares of Class A Common stock and 1,556 shares of Class B Common stock, which options as to 15 shares of Class A Common stock and 311 shares of Class B Common stock vested on December 31, 2001; and

     o for Rosalind Krause showing her ownership of RIHC equity securities and the grant on October 1, 2001, of an option to purchase 77 shares of Class A Common stock and 1,556 shares of Class B Common stock, which options as to 15 shares of Class A Common and 311 shares of Class B Common stock vested on December 31, 2001.

Miscellaneous
-------------

     Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in their sole discretion on such matters.

Form 10-K
---------

     The Company filed an Annual Report on Form 10-K for Fiscal Year 2001 with the Securities and Exchange Commission on March 29, 2002. Shareholders may obtain a copy of the report including exhibits, without charge, by writing to Mr. Joseph A. D'Amato, Chief Financial Officer, at the Company's principal offices located at 1133 Boardwalk, Atlantic City, New Jersey.

                            Colony RIH Holdings, Inc.
                  Resorts International Hotel and Casino, Inc.

          This Proxy is Solicited on Behalf of the Boards of Directors.

     The undersigned hereby appoints Nicholas L. Ribis and Joseph A. D'Amato as Proxies, each with the power to appoint his substitute, and hereby authorizes either one or both of them to represent and to vote, as designated below, all the shares of class A common stock of Colony RIH Holdings, Inc. or common stock of Resorts International Hotel and Casino, Inc. held of record by the undersigned on March 22, 2002, at the Annual Meeting of Shareholders to be held on May 2, 2002.

1.   ELECTION OF DIRECTORS

     [_] FOR all nominees listed below         [_] WITHHOLD AUTHORITY to vote
         (except as marked to the contrary         for all nominees listed below
         below)

                  Thomas J. Barrack, Jr. and Nicholas L. Ribis

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

2.   RATIFICATION OF ACCOUNTANTS

                   [_] FOR       [_] AGAINST       [_] ABSTAIN

     proposal to ratify the selection of Ernst & Young LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

             (Continued and to be dated and signed on reverse side)

                            Colony RIH Holdings, Inc.
                  Resorts International Hotel and Casino, Inc.
                         Annual Meeting of Shareholders
                                   May 2, 2002
                           (continued from other side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED ABOVE AND "FOR" THE RATIFICATION OF THE ACCOUNTANTS LISTED ABOVE.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: ___________________, 2002        _____________________________________
                                        Signature



                                        _____________________________________
                                        Signature



                                        _____________________________________
                                        Title(s)



                                        If a corporation, please sign in full
                                        corporate name by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.